Exhibit 10.1

COMMERCIAL REVOLVING NOTE

Date: November 17, 2004		Customer No.

Due Date: July 1, 2005	Amount: $3,500,000	Note No.

Promise to Pay. The undersigned promise(s) to pay to the order of Fifth Third Bank, a Michigan banking corporation (the “Bank”), at any office of the Bank in the State of Michigan, on the due date above, the sum of Three Million Five Hundred Thousand U.S. Dollars and to pay interest on the unpaid balance at the Note Rate (as defined below) until either an Event of Default (as defined below) occurs or this Note becomes due, whether by default, demand or maturity, and thereafter at a rate equal to the Note Rate plus 4% per annum until such Event of Default is cured or waived in writing by the Bank. In no event shall the interest rate exceed the maximum rate allowed by law. Accrued interest shall be paid on the same day of each month, beginning December 1, 2004.

Interest Rate (LIBOR). The “Note Rate” shall mean 4.13% per annum until the first Adjustment Date, and on the first and each subsequent Adjustment Date, the Note Rate shall be adjusted to equal the Index in effect for such Adjustment Date plus 2% per annum. For any Adjustment Date, the “Index” means the London Interbank Offered Rate (One Month) as reported by any source chosen by the Bank on such date. “Adjustment Date” means the first business day in each month following the date of this Note. In the event the London Interbank Offered Rate (One Month) ceases to be reported and is otherwise not readily determinable, the Index shall mean a published rate chosen by the Bank comparable to the London Interbank Offered Rate (One Month). Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360 day year.

In addition, notwithstanding anything herein contained to the contrary, if any change in any law, regulation or official directive, or in the interpretation thereof, by any governmental body charged with the administration thereof, shall make it unlawful for the Bank to fund or maintain its funding in Eurodollars of any portion of the advances under this Note or otherwise to use the London Interbank Offered Rate (One Month) as contemplated hereby, the Bank may, by written notice to the undersigned, change the “Index” to the annual rate of interest designated by the Bank from time to time as its “Prime Rate” which may be changed at any time by the Bank and which may not be the lowest rate charged by the Bank to any of its customers. The undersigned hereby agrees to reimburse and indemnify the Bank from all increased costs or fees incurred by the Bank subsequent to the date hereof relating to the offering of rates of interest based upon the London Interbank Offered Rate (One Month).

Late Payments/Fees. If any payment is not paid when due (whether by acceleration or otherwise) or within 10 days thereafter, the undersigned agrees to pay to the Bank a late payment fee of 5% of the payment amount with a minimum fee of $20.00. The Bank may impose a non-sufficient funds fee for any check that is presented for payment that is returned for any reason. In addition, the Bank may charge loan documentation fees as may be reasonably determined by the Bank.

Advances. This is a Note under which the Bank may, but shall not be required, to advance sums from time to time in its sole discretion and such sums may be prepaid by the undersigned from time to time; provided that the aggregate unpaid balance shall at no time exceed the face amount of this Note. The principal amount payable hereunder shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest owing at any time hereunder and shall be conclusive absent manifest error. No interest shall accrue hereunder until the date of the first advance made by the Bank. Thereafter, interest on all advances shall accrue and be computed on the principal balance outstanding from time to time until paid in full. It is expressly understood and agreed by the undersigned that at no time shall the Bank be under any obligation to make any advances to the undersigned pursuant to this Note (notwithstanding anything expressed or implied herein or elsewhere to the contrary, including without limit if the Bank supplies the undersigned with a borrowing formula) and the Bank, at any time and from time to time, without notice, and in its sole and absolute discretion, may refuse to make advances to the undersigned without incurring liability whatsoever due to such refusal and without in any way affecting the undersigned’s liability hereunder for any and all amounts advanced. If any payment applied by the Bank to this Note is subsequently set aside, recovered, rescinded or otherwise required to be returned or disgorged by the Bank for any reason (pursuant to bankruptcy proceedings, fraudulent conveyance statutes, or otherwise), this Note shall be deemed to have continued in existence, notwithstanding the application, and this Note shall be enforceable as to the amount of such payment as fully as if the Bank had not received and applied the payment.

Security. This Note and any other indebtedness and liabilities of any of the undersigned to the Bank, and all renewals or extensions thereof, whether joint or several, contingent or absolute, now existing or hereafter arising, and howsoever evidenced (herein collectively called the “Liabilities”) are secured by all items now or hereafter deposited in any account of any of the undersigned and any guarantor with the Bank and by all proceeds of such items (cash or otherwise), by all account balances of any of the undersigned and any guarantor now or hereafter with the Bank, by all property of any of the undersigned and any guarantor now or hereafter in the possession of the Bank, and by any other collateral, rights and properties described in each and every mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will hereafter be, executed by any of the undersigned or any guarantor to or for the benefit of the Bank (all herein collectively called the “Collateral”).

Representations. The undersigned represents: (a) that the execution and delivery of this Note and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) that this Note is a valid and binding agreement, enforceable according to its terms; and (c) that all balance sheets, profit and loss statements, and other financial statements furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. The undersigned (if not a natural person), further represents: (a) that it is duly organized, existing and in good standing pursuant to the laws under which it is organized; and (b) that the execution and delivery of this Note and the performance of the obligations it imposes (i) are within its powers and have been duly authorized by all necessary action of its governing body; and (ii) do not contravene the terms of its articles of incorporation or organization, its by laws, or any partnership, operating or other agreement governing its affairs.

Default. Occurrence of any of the following events shall be an “Event of Default” under this Note: (a) non-payment when due, of this Note or any other Liabilities, or any obligations of any guarantor to the Bank; (b) failure of the undersigned or any guarantor to comply with any term of any agreement between any of them and the Bank; (c) the Bank discovers that any warranty or representation made to it by the undersigned or any guarantor was or is false; (d) the undersigned or any guarantor becomes insolvent or unable to pay debts as they mature or makes an assignment for the benefit of creditors or any proceeding is instituted by or against any of them under any bankruptcy, insolvency or similar laws or any judgment is entered or any writ of attachment, garnishment or execution or tax lien is issued or levied against any one of them, any of their property or the Collateral; (e) any indebtedness of the undersigned or any guarantor becomes due by reason of default and/or acceleration of the maturity thereof; (f) death or incompetency of the undersigned or any guarantor, if a natural person; dissolution or death of a partner of the undersigned or any guarantor, if a partnership; dissolution, merger, consolidation or a material change in the ownership of the voting stock of the undersigned or any guarantor, if a corporation; dissolution, merger, or change in the members of the undersigned, if a limited liability company; (g) cessation of the normal business operations of the undersigned or any guarantor; (h) actual, impending, or reasonably anticipated decline in the value of the Collateral or the Bank deems the margin of the Collateral securing the Liabilities to be insufficient; (i) sale of any assets of the undersigned, other than sales of inventory in the ordinary course of business; (j) if the control or management of the undersigned or any guarantor changes in a manner which adversely affects, in the sole judgment of the Bank, the ability of the undersigned or any guarantor to carry on its business as previously conducted; (k) failure of the undersigned or any guarantor to pay, when due, any federal, state, or local tax, assessment, withheld tax, or similar obligation; (l) any guaranty of, document granting security for, or subordination agreement regarding, any of the Liabilities shall, at any time, cease to be in full force and effect or be declared null and void, or any party to such guaranty, security document or subordination agreement (other than the Bank) gives notice of termination thereunder or denies that it has any future or further liability thereunder (by giving notice to such effect or otherwise) or contests the validity or enforceability thereof; (m) the Bank deems itself insecure, in good faith, believing that the prospect of payment of this Note or any of the Liabilities is impaired or in good faith fearing deterioration, removal or waste of any of the Collateral; or (n) the undersigned or any guarantor becomes subject at any time to any law, regulation or list of any government agency (including, without limitation, the U.S. Office of Foreign Asset Control list) that prohibits or limits the Bank from making an advance or extension of credit to the undersigned or any guarantor or from otherwise conducting business with the undersigned or any guarantor or fails to provide documentary and other evidence of the undersigned’s or any guarantor’s identity as may be requested by the Bank at any time to enable the Bank to verify the undersigned’s or any guarantor’s identity or to comply with any applicable law or regulation, including, without limitation, Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318.

Remedies on Default. Upon occurrence of an Event of Default: (a) this Note and all of the other Liabilities (regardless of any contrary terms of such Liabilities) shall, at the Bank’s option, be immediately due and payable without demand or notice; (b) the Bank may exercise any right and remedies granted to it by this Note, any of the Liabilities or any present or future agreement with any of the undersigned or any guarantor, or otherwise available to the Bank under applicable law; (c) the Bank may exercise its right of set-off and/or take possession of and dispose of any of the Collateral. The undersigned and all guarantors agree to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note. (including participating or taking action in any bankruptcy or other insolvency proceeding of the undersigned or any guarantor).

WAIVERS. Each of the undersigned and every guarantor severally waives demand, presentment, notice of dishonor, protest, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices, and consents to: (a) any extension or postponement of the time for payment of this Note; (b) any renewal of this Note or indulgences granted by the Bank with respect to enforcement of its terms; (c) any substitution, exchange or release of all or any part of the Collateral; (d) the addition, substitution or release of any maker or guarantor; and (e) the election by the Bank not to seek enforcement against any person or entity which may be liable for payment of this Note. The undersigned waives all defenses or right to discharge available under Section 3-605 of the Michigan Uniform Commercial Code and waives all other suretyship defenses or right to discharge.

Information Sharing. The Bank may provide, without any limitation whatsoever, any information or knowledge the Bank may have about the undersigned or any matter relating to this Note and any related documents to the Bank’s parent, subsidiaries and affiliates and their successors, or to any one or more purchasers or potential purchasers of this Note or any related documents, and the undersigned waives any right to privacy the undersigned may have with respect to such matters. The undersigned agree that the Bank may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights or obligations under this Note to one or more purchasers whether or not related to the Bank.

Miscellaneous. “Guarantor” as used herein means any person or entity endorsing or guaranteeing, or granting security for this Note in any manner. The obligations of the undersigned and all guarantors under this Note shall be joint and several; and each of the undersigned and each guarantor shall be individually liable for all amounts due under this Note. All persons signing this Note on behalf of a corporation, partnership, trust or other entity warrants to the Bank that they are duly and properly authorized to execute this Note and that the proceeds will be used by the entity for business purposes. Nothing in this Note shall waive or restrict any right of the Bank granted in any other document or by law. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of that right or remedy or the exercise of any other right or remedy. The terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank and an officer of the undersigned expressly stating that the writing constitutes an amendment, waiver, or modification of the terms of this Note. A waiver on one occasion shall not be construed as a waiver of that term on any future occasion. Acceptance of partial or late payments owing on this Note at any time shall not be deemed a waiver of any default. All rights, remedies and security granted to the Bank herein are cumulative and in addition to other rights, remedies or security which may be granted elsewhere or by law. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law. If any provision hereof shall be declared invalid or illegal it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note. Any reference to the Bank shall include any holder of this Note and any holder shall succeed to the Bank’s rights. This Note shall bind the respective heirs, personal representatives, successors and assigns of the undersigned and all guarantors. The undersigned and all guarantors agree that any action against them for enforcement of this Note may be brought by the Bank in any federal, municipal or state court in Michigan, having jurisdiction of the subject matter; they consent to personal jurisdiction over them by such courts; and they consent to venue in such courts. This Note has been executed in Michigan and is governed by Michigan law. The undersigned and all guarantors agree to reimburse the Bank for all expenses incurred by the Bank in its investigation, processing, and preparation for closing of the loan evidenced by this Note including reasonable attorneys’ fees and costs, title insurance fees, survey fees, appraisal fees, and other out-of-pocket expenses.

WAIVER OF SPECIAL DAMAGES. THE UNDERSIGNED WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO CLAIM OR RECOVER FROM THE BANK IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

WAIVER OF JURY TRIAL. THE UNDERSIGNED AND THE BANK HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE UNDERSIGNED AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS NOTE, ANY OF THE LIABILITIES, OR ANY ALLEGED ACT OR NEGLECT OF THE BANK. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN.

Borrower’s Address:	Borrower:

18302 Highwoods Preserve Parkway	SEGMENTZ, INC.
Suite 100
Tampa, Florida 33647	By:
Andrew J. Norstrud
	Its:	Chief Financial Officer

KZLIB:468481.3\069089-00167

11/17/04

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